Superior Financial Corp.

KBW Community Bank Investor Conference
New York, NY
July 24 – 25, 2002

Superior Financial Corp

- $1.7 Billion thrift holding company headquartered in Little Rock, Arkansas
- Owns largest publicly-traded, independent unit bank in Arkansas
- Operates 60 offices along Interstate 40 corridor including Little Rock, Fort Smith, NW Arkansas, and NE Oklahoma
- Focuses on moderate income consumers and small business banking
- Trades under the symbol SUFI on the NASDAQ National Market

1998 - 2001 Accomplishments

- Achieved earnings per share annual compound growth of 15%
- Grew total loans by 57% while maintaining strong credit quality
- Grew transaction deposit accounts by 33%
- Overhauled delivery channels – nine new branches, new call center, new technology platform, etc.

1998 - 2001 Accomplishments
(continued)

- Implemented new strategic businesses –
  - *Commercial Banking*
  - *Investments*
  - *Insurance*
  - *Finance Company*
- Completed 15% stock repurchase program

Earnings Per Share



$2.00
$1.50
$1.00
$0.50
$0.88
$1.13
$1.24
$1.34
$0.87
1998
$0.88
1999
$1.13
2000
$1.24
2001
$1.34
2002
$1.75-
$1.85*

* Street Estimate

SUPERIOR Financial Corp.

Net Interest Margin (FTE)



4.50%
4.00%
3.50%
3.00%
2.50%
3.42%
3.53%
3.37%
3.74%
4.16%
2.83%
3.06%
2.92%
3.35%
3.84%
1998
1999
2000
2001
2Q 2002
SUFI
Bank

SUPERIOR Financial Corp.

Tangible Capital Growth



6.00%
4.50%
3.00%
1.50%
2.85%
3.16%
3.32%
5.17%
5.61%
1998
1999
2000
2001
2Q 2002

Loans



(In Thousands)
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
April 1, 1998
1998
1999
2000
2001
2Q 2002

Loan Mix



2nd Qtr. 1998
Mortgage 58%
Commercial 8%
Consumer 34%



2nd Qtr. 2002
Commercial 31%
Mortgage 35%
Consumer 34%

NPA Ratio



1.50%
1.25%
1.00%
.75%
.50%
.25%
.59%
.40%
.24%
.49%
.99%
1.05%
April 1, 1998
1998
1999
2000
2001
2Q 2002

Deposits



(In Thousands)
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
April 1, 1998
1998
1999
2000
2001
2Q 2002

Deposits


Time Deposits
47%
Non-Interest
Bearing
Deposits
9%
Interest
Bearing
Transaction
Accounts
44%

2nd Qtr. 2002

2001 Deposit Share


Little Rock MSA 31%
NW Arkansas MSA 27%
Outside MSA - AR 18%
NE Oklahoma 24%

- Little Rock MSA, Overall Market Share 4.92% - Ranked 5th
- Fort Smith MSA, Overall Market Share 10.46% - Ranked 4th

Noninterest Income


(In Thousands)
$40,000
$30,000
$20,000
$10,000
1998*
1999
2000
2001
2Q 2002*
Deposit Fees
Mortgage
Other

* Annualized

SUPERIOR Financial Corp.

Noninterest Expense



(In Thousands)
$100,000
$80,000
$60,000
$40,000
$20,000
1998*
1999
2000
2001
2Q 2002*
Personnel
Occupancy / Equipment
Processing
Goodwill
Other

* Annualized

SUPERIOR Financial Corp.

2001 – 2003 Strategic Initiatives

- Cross-sell current customers (190,000 households)
- Align overhead to new economy
- ☑ Install commercial bank technology
- ☑ Acquire commercial bankers from recently merged banks
- Expand fee and margin enhancing businesses – Investments, Insurance, Finance Company, Mortgage

2001 – 2003 Strategic Initiatives
(continued)

- Strengthen franchise in NW Arkansas & Tulsa
- ☑ Capitalize on legislative changes in Arkansas banking
- ☑ Change name to "Superior Bank"
- ☑ Capital Management
  - *Stock Repurchase*
  - *Dividend*
  - *Trust Preferred*
  - *Russell 2000 Index*

Enhancing Shareholder Value

- 15% - 20% annual EPS growth strategy
- Sizable franchise with good name brand
- Clean balance sheet
- Proven, experienced management team

Disclosure Statement

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.

This Presentation contains forward-looking statements within the meaning of the federal securities laws. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) deposit attrition, customer loss, or revenue loss in the ordinary course of business; (ii) increases in competitive pressure in the banking industry; (iii) costs or difficulties related to the integration of the businesses of Superior Financial Corp and the institutions acquired are greater than expected; (iv) changes in the interest rate environment which reduce margins (v) general economic conditions, either nationally or regionally, that are less favorable than expected, resulting in, among other things, a deterioration in credit quality; (vi) changes which may occur in the regulatory environment; (vii) a significant rate of inflation (deflation); and (viii) changes in the securities markets and (ix) the ability of Superior Financial Corp to achieve the strategies and goals set forth herein. When used in this Presentation, the words believes, estimates, plans, expects, should, may, might, outlook, and anticipates, and similar expressions as they relate to Superior Financial Corp (including its subsidiaries), or its management are intended to identify forward-looking statements. Similarly, Superior's description of any "goals", "strategies," "forecasts," or "initiatives" are also forward-looking statements.